Vessel Charters	6 Months Ended
Jun. 30, 2011
Vessel Charters [Abstract]
Vessel Charters
6.	Vessel Charters
The minimum estimated charter hire payments in the next five fiscal years, as at June 30, 2011, for the Partnership’s vessels chartered-in and vessels chartered-out are as follows:

	Remainder
	of 2011	2012	2013	2014	2015
Vessel Charters(1)	$	$	$	$	$
Charters-in — capital leases(2)(3)(4)	154,448	79,175	96,766	52,093	24,000

Charters-out — operating leases(5)	170,998	339,646	338,718	338,718	335,564
Charters-out — direct financing leases	19,265	38,530	38,530	38,530	38,530

	190,263	378,176	377,248	377,248	374,094

(1)
The table does not include the Partnership’s minimum charter hire payments to be paid and received under its operating leases (or Head Lease and Sublease) for the Tangguh Hiri and the Tangguh Sago (or the Tangguh LNG Carriers), which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed on Form 20-F for the year ended December 31, 2010.

(2)
As at June 30, 2011 and December 31, 2010, the Partnership had $571.1 million and $559.8 million, respectively of cash which, including any interest earned on such amounts, are restricted to being used for charter hire payments of certain vessels chartered-in under capital leases. The Partnership also maintains restricted cash deposits relating to certain term loans, which cash totaled $14.4 million and $12.3 million as at June 30, 2011 and December 31, 2010, respectively.

(3)
As described in Note 5 in the Partnership’s audited consolidated financial statements filed on Form 20-F for the year ended December 31, 2010, the Partnership has leasing arrangements relating to five of its LNG carriers (three through Teekay Nakilat Corporation (or the RasGas II LNG Carriers) and two through Teekay BLT Corporation (the Tangguh LNG Carriers), in which the Partnership owns a 70% and 69% ownership interest, respectively) whereby it is the lessee and the lessors claim tax depreciation on the capital expenditures they incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, and ends in 2033 for two vessels and 2041 for three vessels. Although there is no maximum potential amount of future payments, Teekay Nakilat Corporation and the Teekay BLT Corporation may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, Teekay Nakilat Corporation and the Teekay BLT Corporation will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(4)	Excludes estimated charter hire payments of $905.1 million for the period from 2016 to 2037.

(5)
The minimum scheduled future charter hire payments for vessels chartered out should not be construed to reflect total charter hire revenues for any of the periods. In addition, minimum scheduled future revenues have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.